Goldman Sachs
U.S. Financial Services Conference
Greg D. Carmichael
President & Chief Executive Officer
December 8, 2015
Refer to earnings release dated October 20, 2015 for further information
©
Fifth Third Bank | All Rights Reserved
Exhibit 99.1

Long-term shareholder value creation
•
Long-term focus
•
Disciplined business execution within
risk appetite
Through the cycle
performance
•
Efficiency and operational leverage
•
Regulatory excellence
•
Customer-centric execution
Operational
Excellence
•
Enhance competitive advantage
•
Priority on organic growth
•
Expand product and service offers
Investment for
shareholder value
creation

©
Fifth Third Bank | All Rights Reserved

Critical components of execution
Clarity on strategic priorities
—
Rolling out strategies faster
—
Driving efficiencies quicker
—
Serving customers better
Right talent
—
Hiring talented, experienced executives
—
Upgrading sales and credit functions
Accountability
—
Getting good returns on every dollar invested
Customer focus
—
Delivering services and products in a clear, value-added manner
—
Engaging customer in a consultative selling process
Top performer
through the cycle
1
2
3
4

©
Fifth Third Bank | All Rights Reserved

©
Fifth Third Bank | All Rights Reserved

$93
$99
$80
$84
$88
$92
$96
$100
3Q14
3Q15
$91
$93
$80
$84
$88
$92
$96
$100
3Q14
3Q15
$576
$591
$500
$525
$550
$575
$600
3Q14
3Q15
$875
$906
$33
$9
$750
$800
$850
$900
$950
3Q14
3Q15
NII excluding Deposit Advance
Deposit Advance
Cornerstones of corporate performance
Growth
Profitability
Average Portfolio Loans ($B)
1
Fee
income
excludes
gains
(losses)
on
the
Vantiv
warrant
and
charges
from
the
Visa
total
return
swap
Average Core Deposits ($B)
Fee Income ($MM)
1
Net Interest Income ($MM)

Stability driven by risk reduction
Reduced CRE exposure
Established risk/return preferences within
risk appetite
Simplified consumer deposit products
Achieved early LCR compliance
Exited mortgage broker business
Drove higher percentage of recurring fees
within Wealth Management
Actions Taken
EOP Portfolio Loan Balances
1
Data as of 9/30/15
3%
3%
3%
3%
3%
3%
3%
3%
4%
11%
11%
10%
14%
14%
14%
15%
13%
13%
15%
15%
15%
13%
10%
16%
16%
16%
16%
12%
9%
11%
15%
13%
11%
9%
8%
8%
C&I + Commercial Lease
Commercial Construction
Resi
Mortgage
Commercial Mortgage
Home Equity
Auto Loans
Other Consumer
Diversified Wealth Management
revenue composition1
Continued focus on purchase
originations in mortgage business1
38%
18%
44%
42%
58%
Private Bank
Institutional Services
Retail Brokerage
Purchase
Refinance
7%
3%
3%
6%
5%
2%
2%
1%
1%
13%
13%
11%
10%
10%
14%
14%
14%
15%
36%
39%
39%
38%
41%
45%
48%
49%
50%
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12
3Q13
3Q14
3Q15
1
1
© Fifth Third Bank | All Rights Reserved

Operational
excellence
and
back-office
efficiency
60 MM
Total Annual Calls
50 MM
Handled digitally
10 MM
Handled by CSR
~1 MM
Migrated to mobile
or web self-service
9 MM
Require a
CSR
Opportunities in
legacy cost structure
Leveraging technology to
streamline processes, lower costs,
and improve service excellence
Investing
in digital
resolution of
customer service inquires
Reduce
error frequency
Speed up processing
Reduce
workload in
branches
Higher focus on
customer-facing
interactions
Investing in image-based system
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved

Accelerating growth in assets with higher
capital return
More
Capital
Efficient
Less
Capital
Efficient
Portfolio
3Q07 EOP
Balance
3Q15 EOP
Balance
1-3
year
Strategic
Outlook
Commercial & Industrial
$22,649
$42,948
Credit
Card
$1,460
$2,229
Home Equity
$11,737
$8,427
Residential
Mortgage
$9,057
$13,392
Commercial Real Estate
$16,553
$10,162
Auto
$10,006
$11,826

In footprint markets
•
Retail network is anchor business
National commercial banking
•
Diverse business mix; growing fee
income
National commercial hub cities
•
Provide access to key markets
Commercial loan production office
•
Expanding our reach and deepening
relationships
Ranked 3rd
overall in a 2015 national banking
study in mobile application satisfaction
Ranked 2nd
in J.D. Power 2015 U.S. Primary
Mortgage Origination Satisfaction Study
Top 10 National Commercial and
Consumer Bank
Source:  Experian Auto Count US States originations in units 2014 through 10/31/14, Oliver Wyman 2015 Survey of Consumers, Oliver Wyman Survey of Small
Businesses 2014, SNL Financial, The 2014 Monitor 100, and E&Y 2015 Cash Management Services Surveys
#5
#8
Equipment Finance
Treasury Management
Commercial Deposits
#8
#9
#10
#7
#9
#11
Commercial Loans
Home Equity Lender
Non-Captive Prime Auto Originator
Retail Bank
Small Business Banking Franchise
Well-positioned franchise
© Fifth Third Bank | All Rights Reserved
rd
nd

Capital management
•
Support growth of core banking franchise through continued loan growth within risk appetite
Organic growth opportunities
•
Long term sustainable dividend growth within regulatory
guidance
Dividends
•
Continued return of excess capital to shareholders
•
Potential Vantiv
gains to enhance capital return
Share repurchases
•
Improve market share within current low-penetration markets
•
Non-bank acquisitions to enhance product and service offers
Strategic acquisitions

© Fifth Third Bank | All Rights Reserved

Fifth Third priorities Through the cycle performance Operational excellence Investment for shareholder value creation 10 © Fifth Third Bank | All Rights Reserved

Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected
to,”
“is
anticipated,”
“estimate,”
“forecast,”
“projected,”
“intends
to,”
or
may
include
other
similar
words
or
phrases
such
as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the
interest
rate
environment
reduce
interest
margins;
(5)
prepayment
speeds,
loan
origination
and
sale
volumes,
charge-offs
and
loan
loss
provisions;
(6)
Fifth
Third’s
ability
to
maintain
required
capital
levels
and
adequate
sources
of
funding
and
liquidity;
(7)
maintaining
capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends
in
capital
markets;
(9)
problems
encountered
by
larger
or
similar
financial
institutions
may
adversely
affect
the
banking
industry
and/or
Fifth
Third;
(10)
competitive
pressures
among
depository
institutions
increase
significantly;
(11)
effects
of
critical
accounting
policies
and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board
(FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable
ratings
from
rating
agencies;
(15)
fluctuation
of
Fifth
Third’s
stock
price;
(16)
ability
to
attract
and
retain
key
personnel;
(17)
ability
to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third;
(19)
effects
of
accounting
or
financial
results
of
one
or
more
acquired
entities;
(20)
difficulties
from
Fifth
Third’s
investment
in,
relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You
should
refer
to
our
periodic
and
current
reports
filed
with
the
Securities
and
Exchange
Commission,
or
“SEC,”
for
further
information
on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
© Fifth Third Bank | All Rights Reserved

Continued monetization of Vantiv
stake
Note:
Carrying
(book)
value
of
the
Bancorp’s
investment
in
Vantiv
Holding,
LLC
was
$422MM
as
of
9/30/15
Vantiv’s
recorded
liability
associated
with
TRAs
is
$597MM
as
of
9/3015.
This
was
reduced
by
the
sale
of
certain
TRA
cash
flows
totaling
~$140MM
on
10/23/15.
Approximately half of the sold TRA cash flows related to 2025 and later.
1
Value of 35mm VNTV B units based on 9/30 carrying value and close price on 12/2/2015 ($52.59)
Secondary offering of 13.4 million shares of Class A Common Stock on 12/2/15
Description
Partial cancellation of the warrant to
purchase additional ownership in
Vantiv
Holding, LLC
Value
of
Transaction
Remaining Position
Net exercise a portion of the
remaining warrant
Sale of 8mm B units
4.8mm units (24% of original warrant)
for $200mm cash payment
7.8mm units (38% of warrant)
5.4mm net of $15.98 strike price
Pre-tax gain of $330mm
($215mm after-tax)
7.8mm units
35mm B units/18.3% ownership
~$1.5B net unrealized gain
© Fifth Third Bank | All Rights Reserved
12
1
1
2
3
•
In total, Fifth Third recorded a $419mm pre-tax gain, generated over $500mm of after-tax cash proceeds, and significantly reduced market risk and volatility from Vantiv share price fluctuations in current and projected stress environments
•
Vantiv
expects to record a liability of approximately $375 million related to the TRA payable to Fifth Third as a result of this transaction
—
Fifth Third completed a TRA sale of $140mm in future cash flows in exchange for
$49mm cash payment in October
—
4Q15 TRA payment not impacted by above transactions